UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 16, 2005

NATIONAL BEEF PACKING COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-111407	48-1129505
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

12200 North Ambassador Drive, Kansas City, MO 64163
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  (800) 449-2333

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

            On March 16, 2005, John R. Miller, the Company's Chief Executive Officer, and Jay D. Nielsen, the Company's Chief Financial Officer, will participate in the Lehman Brothers 2005 High Yield Bond and Syndicated Loan Conference.  The materials prepared by the Company to be presented at the Lehman Brothers 2005 High Yield Bond and Syndicated Loan Conference are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)     Exhibits.  The following exhibit is furnished pursuant to Item 2.02.

99.1    National Beef Packing Company, LLC's Presentation Materials dated
  March 16, 2005.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Beef Packing Company, LLC

Date:  March 16, 2005                                                 By:       /s/ Jay D. Nielsen
                                                                                           Jay D. Nielsen, Chief Financial Officer